CERTIFICATION PURSUANT TO
                               18 U.S.C. Section-1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 of First Kansas Financial corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Larry V. Bailey, President and Chief Executive Officer, and James
J. Casaert, Vice President and Treasurer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. Section~1350, as adopted pursuant to Section~906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Larry V. Bailey                                  /s/James J. Casaert
-------------------------------------               ----------------------------
Larry V. Bailey                                     James J. Casaert
President and Chief Executive Officer               Vice President and Treasurer



November 13, 2002.